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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : December 3, 2002



                         THE GENERAL CHEMICAL GROUP INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                                       02-0423437
(State of other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                     Identification Number)


                Liberty Lane
          Hampton, New Hampshire                            03842
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (603) 929-2606




                                   Page 1 of 7
                       The Index to Exhibits is on Page 5


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                          TABLE OF CONTENTS TO FORM 8-K


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ITEM 5. OTHER EVENTS                                                  3

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS                             3

SIGNATURES                                                            4

EXHIBIT INDEX                                                         5
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ITEM 5. Other Events

On December 3, 2002, The General Chemical Group Inc. announced it plans to consolidate its North American production of calcium chloride to its Amherstburg, Ontario production facility by year-end. As part of this plan, the Company will close its calcium chloride production facility in Manistee, Michigan by December 31, 2002. See Exhibit 99, which is attached hereto and incorporated herein by reference, for additional information. During the fourth quarter of 2002, the Company expects to record an after-tax charge of approximately $7.5 million or $1.92 per diluted share, related principally to asset write-down charges, severance and other charges associated with closing the Manistee, Michigan calcium chloride production facility.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

            99   Additional Exhibits

                 99 News release issued by The General Chemical Group Inc. on December 3, 2002


The matters discussed or incorporated by reference in this Form 8-K contain forward-looking statements that are based on management's expectations, estimates, projections, and assumptions. Words such as "expects", "hopes", "estimates" and variations of such words and similar expressions are often used to identify such forward-looking statements which include but are not limited to projections of expenditures, savings, completion dates, cash flows and operating performance. Such forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guaranties of future performance; instead, they relate to situations with respect to which certain risks and uncertainties are difficult to predict. Actual future results and trends, therefore, may differ materially from what is forecast in forward-looking statements.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, The General Chemical Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         THE GENERAL CHEMICAL GROUP INC.
         By:  /s/  David S. Graziosi
              ----------------------
              David S. Graziosi
              Vice President and Chief Financial Officer
              Dated: December 4, 2002


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                                  EXHIBIT INDEX


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EXHIBIT                                                                                   PAGE
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
99        Additional Exhibits

          99    News Release issued by The General Chemical Group Inc. on
                December 3, 2002...................................................        6
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